Exhibit 10.2









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                        AMERICA WEST HOLDINGS CORPORATION

                     7.25% Convertible Senior Notes Due 2023



                GUARANTEE AND EXCHANGE AGREEMENT SUPPLEMENT NO. 1

                         Dated as of September 27, 2005


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                         U.S. BANK NATIONAL ASSOCIATION

                                     TRUSTEE


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

                        America West Holdings Corporation

                    7.25% Senior Exchangeable Notes Due 2023

                Guarantee and Exchange Agreement Supplement No. 1

         GUARANTEE AND EXCHANGE AGREEMENT SUPPLEMENT NO. 1 (this "Supplement No. 1") dated as of September 27, 2005 among America West Holdings Corporation, a Delaware corporation (the "Company"), US Airways Group, Inc. a Delaware corporation ("US Airways Group") and U.S. Bank National Association, a national banking association, as trustee and exchange agent (the "Trustee").

         WHEREAS the Company has executed and delivered to the Trustee, a Guarantee and Exchange Agreement dated as of July 30, 2003 (the "Original Agreement" and as supplemented by this Supplement No. 1, the "Agreement"), in connection with the issuance and sale by America West Airlines, Inc. of its 7.25% Senior Exchangeable Notes Due 2023 (the "Securities");

         WHEREAS pursuant to an Agreement and Plan of Merger, dated as of May 19, 2005, among the Company, US Airways Group and Barbell Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of US Airways Group ("Merger Sub"), Merger Sub will merge with and into the Company and the company will become a wholly owned subsidiary of US Airways Group (the "Merger");

         WHEREAS Section 7.14 of the Original Agreement provides that if the Company is a party to a merger that reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities upon exchange of Securities shall enter into a supplement to the Original Agreement;

         WHEREAS the Company proposes in and by this Supplement No. 1 to supplement and amend the Agreement in certain respects as it applies to the Securities;

         WHEREAS US Airways Group desires to execute and deliver this Supplement No. 1 in accordance with Article 7 of the Original Agreement, to provide among other things, that common stock of US Airways Group shall be deliverable upon exchange of the Securities by Holders in connection with the Company's option to deliver the common stock of US Airways Group in accordance with the Change of Control Purchase Price in Section 3.03 of the Agreement;

         WHEREAS Section 6.01 (6) of the Original Agreement, permits the Company and the Trustee to amend the Agreement without prior notice to or consent of any Holder of Securities for the purposes adding a Guarantor in accordance with terms of the Original Agreement;

         WHEREAS US Airways Group absolutely, unconditionally and irrevocably guarantees the Securities, the obligations of the Company under the Securities and the Agreement and agrees to be bound by each of the provisions of Article 8 of the Agreement as a Guarantor;

         WHEREAS the Company and US Airways Group have requested that the Trustee execute and deliver this Supplement No. 1 and all requirements necessary to make this Supplement No. 1 a valid instrument in accordance with its terms and to make the guarantees provided for herein the valid obligation of US Airways Group, and the execution and delivery of this Supplement No. 1 have been duly authorized in all respects; and

         NOW THEREFORE, the Company and US Airways Group and the Trustee hereby agree that the following Sections of this Supplement No. 1 supplement the Original Agreement with respect to Securities issued thereunder:

         Section 1. Definitions.

                  (a) Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Original Agreement.

                  (b) Article 1, Section 1.01 of the Original Agreement is supplemented to amend the following definitions to read in their entirety as follows:

     "Board of Directors" means either the board of directors of the Parent or the US Airways Group, as applicable, or any committee thereof empowered to act for it with respect to this Agreement.

     "Common Stock" means the means the common stock, par value $0.01 per share, of US Airways Group or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of US Airways Group and which are not subject to redemption by US Airways Group; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications; further provided that all references to "Common Stock" in connection with adjustments in Sections 7.06, 7.07 and 7.08 shall be deemed to include any class of common stock of the US Airways Group.

     "Guarantor" means the Parent, US Airways Group and each domestic Subsidiary (other than the Company and its subsidiaries) that issues a Guarantee pursuant to the provisions of Article 8.

                  (c) Article 1, Section 1.1, of the Agreement is hereby supplemented to add the following definition to read in its entirety as follows:

     "US Airways Group" means US Airways Group, a Delaware corporation."

Section 2.        Amendments to the Original Agreement

                  (a) Successor Corporation. Section 5.01 of the Original Agreement is amended and restated in its entirety to read as set forth as follows:

     "Section 5.01. When Parent or US Airways Group May Merge or Transfer Assets. The Parent or US Airways Group shall not consolidate with or merge with or into any other person or convey, transfer or lease all or substantially all of its properties and assets to any person, nor will the Parent permit any Subsidiary to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Parent and its Subsidiaries on a consolidated basis to any other person or persons, unless:

     (a) either (1) the Parent or US Airways Group shall be the surviving corporation or (2) the person (if other than the Parent) formed by such consolidation or into which the Parent or US Airways Group is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Parent or US Airways Group substantially as an entirety (i) shall be a corporation organized and validly existing under the laws of the United States or any state thereof or the District of Columbia and (ii) shall expressly assume by an agreement supplemental hereto, executed and delivered to the Trustee and the Exchange Agent, in form reasonably satisfactory to the Trustee and the Exchange Agent, all of the obligations of the Parent under this Agreement;

     (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing under the Indenture; and

     (c) the Parent shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if an agreement supplemental hereto is required in connection with such transaction, such supplemental agreement, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Parent or another Subsidiary), which if such assets were owned by the Parent or US Airways Group, would constitute all or substantially all of the properties and assets of the Parent, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Parent or US Airways Group.

     The successor person formed by such consolidation or into which the Parent or US Airways Group is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Parent under this Agreement with the same effect as if such successor had been named as the Parent or the applicable Subsidiary herein; and thereafter, except in the case of a lease and any obligations the Parent may have under a supplemental agreement pursuant to Section 7.14, the Parent shall be discharged from all obligations and covenants under this Agreement. Subject to Section 6.04, the Parent, the Exchange Agent, the Trustee and the successor person shall enter into a supplement to this Agreement to evidence the succession and substitution of such successor person and such discharge and release of the Parent.

     A Guarantor (other than the Parent or US Airways Group) shall not consolidate with or merge into any Person or convey, transfer or lease its properties and assets substantially as an entity to another Person unless either such Guarantor is the surviving Person or the surviving Person assumes the obligations of such Guarantor and the surviving Person is a corporation organized and validly existing under the laws of the United States, any state thereof or the District of Columbia, except if all of the assets or all of the common stock of such Guarantor is sold to a non-affiliate of the Parent or the US Airways Group, in which case the Guarantee shall be released.

                  (b) Fractional Shares. Section 7.03 is amended and restated in its entirety to read as follows:

     "Section 7.03 Fractional Shares. US Airways Group will not issue a fractional share of Common Stock upon exchange of a Security. Instead, the Parent will deliver, or cause to be delivered, cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the per share Sale Price of the Common Stock, on the last Trading Day prior to the Exchange Date, by the fractional amount and rounding the product to the nearest whole cent. "

                  (c) US Airways Group to Provide Stock. Section 7.05 is amended and restated in its entirety to read as follows:

     "Section 7.05 US Airways Group to Provide Stock. US Airways Group shall, prior to issuance of any Securities under this Article 7, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the exchange of the Securities.

     All shares of Common Stock delivered upon exchange of the Securities shall be newly issued shares of treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim created by the Parent or US Airways Group.

     The Parent and US Airways Group will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon exchange of the Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then principally listed or quoted."

                  (d) Adjustment for Change in Capital Stock. Section 7.06 is amended and restated in its entirety to read:

     "Section 7.06 Adjustment for Change in Capital Stock. Except as set forth in Section 7.14, if, after the Issue Date of the Securities, the US Airways
     Group:

     (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

     (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

     (c) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (other than Common Stock or rights, warrants or options for its Capital Stock);

     (d) combines its outstanding shares of Common Stock into a smaller number of shares; or

     (e) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Capital Stock),

     then the exchange privilege and the Exchange Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter exchanged may receive the number of shares or other units of Capital Stock of the Parent which such Holder would have owned immediately following such action if such Holder had exchanged the Security immediately prior to such action.

     (f) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (e) Adjustment for Rights Issue. Section 7.07 is amended and restated in its entirety to read:

     "Section 7.07 Adjustment for Rights Issue. Except as set forth in Sections
     7.14 and 7.19, if after the Issue Date, the US Airways Group distributes any rights, warrants, or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price of the Common Stock as of the Time of Determination, the Exchange Rate shall be adjusted in accordance with the formula:

                                    R(1) =      R (O + N)
                                            -----------------
                                             O + [(N x P)/M]
     where:

     R(1) = the adjusted Exchange Rate.

     R = the current Exchange Rate.

     O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 7.07 is being applied.

     N = the number of additional shares of Common Stock offered pursuant to the distribution.

     P = the offering price per share of the additional shares.

     M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 7.06 (c) applies or (ii) a distribution to which Section 7.08
     (a) applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 7.07 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 7.07 applies, the fair market value (on the record date for the distribution to which this Section 7.07 applies) of:

                  (i) the Capital Stock of US Airways Group distributed in respect of each share of Common Stock in such Section 7.06(c) distribution and

                  (ii) assets of US Airways Group or debt securities or any rights, warrants or options to purchase securities of the Parent distributed in respect of each share of Common Stock in such Section 7.08(a) distribution.

     The Board of Directors shall determine fair market values for the purposes of this Section 7.07.

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 7.07 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Exchange Rate shall promptly be readjusted to the Exchange Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

     No adjustment shall be made under this Section 7.07 if the application of the formula stated above in this Section 7.07 would result in a value of R(1) that is equal to or less than the value of R.

                  (f) Adjustment for Other Distributions. Section 7.08 is amended and restated in its entirety to read:

     "Section 7.08 Adjustment for Other Distributions. Subject to Section 7.08(c), if, after the Issue Date of the Securities, US Airways Group distributes to all holders of its Common Stock any of its assets (excluding distributions of Capital Stock or equity interests referred to in Section 7.08(b)) or evidence of indebtedness or any rights, warrants or options to purchase securities of US Airways Group (including securities or cash, but excluding (x) distributions of Capital Stock referred to in Section 7.06 and distributions of rights, warrants or options referred to in Section
     7.07 or Section 7.19 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of US Airways Group unless such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Exchange Rate shall be adjusted in accordance with the formula:

                                   R(1) =  R x M
                                          -------
                                           M - F

     where:

     R(1) = the adjusted Exchange Rate.

     R = the current Exchange Rate.

     M = the Average Sale Price, minus, in the case of a distribution to which
     Section 7.06 (c) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 7.08(a) applies and (ii) the ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 7.08(a) applies, the fair market value (on the record date for the distribution to which this Section 7.08(a) applies) of any Capital Stock of US Airways Group distributed in respect of each share of Common Stock in such Section 7.06(c) distribution.

     F = the fair market value (on the record date for the distribution to which this Section 7.08(a) applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 7.08(a) is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

     The Board of Directors shall determine fair market values for the purposes of this Section 7.08(a).

     The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 7.08(a) applies.

     For purposes of this Section 7.08(a), the term "Extraordinary Cash Dividend" shall mean any cash dividend with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentage set forth in item (i) below. For purposes of item (i) below, the "Ex-Dividend Measurement Period" with respect to a cash dividend on the Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Common Stock shall mean the cash dividends on the Common Stock with Ex-Dividend Times occurring in the Ex-Dividend Measurement Period.

                  (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends equals or exceeds on a per share basis 5% of the Sale Price of the Common Stock on the last Trading Day preceding the date of declaration by the Board of Directors of the cash dividend or distribution with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 7.08(a), the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Exchange Rate was previously made under this Section 7.08(a).

     In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above, shall be appropriately adjusted to reflect the occurrence during such period of any event described in Section 7.06.

         (b) If, after the Issue Date of Securities, US Airways Group pays a dividend or makes a distribution to all holders of its Common Stock consisting of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of US Airways Group, the Exchange Rate shall be adjusted in accordance with the formula:

                                   R(1) = R x (1 + F/M)

     where:

     R(1) = the adjusted Exchange Rate.

     R = the current Exchange Rate.

     M = the average of the Sale Prices of the Common Stock for the ten (10) trading days commencing on and including the fifth trading day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date").

     F = the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 7.08(b) applies. For purposes of this Section 7.08(b), such "fair market value" shall mean the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Sale Prices of those securities distributed for the ten (10) trading days commencing on and including the fifth trading after the Ex-Dividend Date.

         (c) In the event that, with respect to any distribution to which
     Section 7.08(a) would otherwise apply, the difference between "M-F" as defined in the formula set forth in Section 7.08(a) is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by
     Section 7.08(a) shall not be made and in lieu thereof the provisions of
     Section 7.14 shall apply to such distribution."

                  (g) When No Adjustment Required. Section 7.10 is amended and restated in its entirety to read:

     "Section 7.10 When No Adjustment Required. No adjustment need be made for a transaction referred to in Section 7.06, 7.07, 7.08 or 7.14 if Holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by Holders may include participation upon exchange provided that an adjustment shall be made at such time as the Holders are no longer entitled to participate.

     No adjustment need be made for rights to purchase Common Stock pursuant to a US Airways Group plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the Common Stock.

     To the extent the Securities become exchangeable pursuant to this Article 7 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     No adjustment will be made pursuant to this Article 7 that would result, through the application of two or more provisions hereof, in the duplication of any adjustment."

                  (h) Notice of Certain Transactions. Section 7.13 has been amended and restated in its entirety to read:

     "Section 7.13 Notice of Certain Transactions. If:

         (a) the Parent or US Airways Group takes any action that would require an adjustment in the Exchange Rate pursuant to Section 7.06, 7.07 or 7.08 (unless no adjustment is to occur pursuant to Section 7.10); or

         (b) the Parent or US Airways Group or the Company takes any action that would require a supplement to this Agreement pursuant to Section 7.14; or

         (c) there is a liquidation or dissolution of the Parent or US Airways Group or the Company (other than a liquidation or dissolution of the Company into the Parent):

     then the Parent shall mail to Holders and file with the Trustee and the Exchange Agent a notice stating the proposed record date for a divided or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Parent shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction."

                  (i) Reorganization of the Parent; Special Distributions.
Section 7.14 has been amended and restated in its entirety to read:

     "Section 7.14 Reorganization of the Parent; Special Distributions. If the Parent or US Airways Group is a party to a transaction subject to Article 5 (other than a sale of all or substantially all of the assets of the Parent or US Airways Group in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, property or other assets of the Parent or US Airways Group or any other Person) or a merger or binding share exchange that reclassifies or changes its outstanding Common Stock, the Person obligated to deliver securities, cash or other assets upon exchange of Securities shall enter into a supplement to this Agreement. If the issuer of securities deliverable upon exchange of Securities is an Affiliate of the successor Parent, that issuer shall join in the supplement to this Agreement.

     The supplement to this Agreement shall provide that the Holder of a Security may exchange it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, biding share exchange or transfer if such Holder had exchanged the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent Person or an Affiliate of a constituent Person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplement to this Agreement shall provide for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this
     Article 7. The successor Parent shall mail to Holders a notice briefly describing the supplement to this Agreement.

     If this Section applies, neither Section 7.06 nor 7.07 applies.

     If US Airways Group makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of US Airways Group that would otherwise result in an adjustment in the Exchange Rate pursuant to the provisions of Section 7.08, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that exchanges such Security in accordance with the provisions of this Indenture shall upon such exchange be entitled to receive, in addition to the shares of Common Stock into which the Security is exchangeable, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had exchanged the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution."

                  (j) Rights Issued in Respect of Common Stock Issued upon Exchange. Section 7.19 is amended and restated in its entirety to read:

     "Section 7.19 Rights Issued in Respect of Common Stock Issued upon Exchange. Each share of Common Stock issued upon exchange of Securities pursuant to this Article 7 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be (the "Rights"), if any, that all shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such exchange shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by US Airways Group, as the same may be amended from time to time (in each case, a "Rights Agreement"). Provided that such Rights Agreement requires that each share of Common Stock issued by US Airways Group (including those that might be issued upon exchange of Securities) at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 7, there shall not be any adjustment to the exchange privilege or Exchange Rate or any other term or provision of the Securities as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights."

         Section 3. Covenant of US Airways Group. In accordance with Section
5.01 of the Original Agreement, US Airways Group hereby covenants and agrees to undertake and perform such duties as are specifically set forth in the Agreement to be undertaken by US Airways Group and otherwise agrees to comply with all covenants applicable to it under the Agreement.

         Section 4. Reorganization of the Company. In accordance with Section
7.14 of the Agreement, each of the Company and US Airways Group hereby agrees and acknowledges that immediately following the effectiveness of the Merger the Holder of a Security may exchange such Security into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the Merger if such Holder had exchanged the Security immediately before the effective date of the Merger.

         Section 5. The US Airways Group Guarantee. The US Airways Group hereby absolutely, unconditionally and irrevocably guarantees the Securities, the obligations of the Company under the Securities and the Agreement and agrees to be bound by each of the provisions of Article 8 of the Original Agreement as a Guarantor.

         Section 6. Incorporation of Supplement No. 1. This Supplement No. 1 shall be construed as supplemental to the Original Agreement and shall form a part of it, and the Original Agreement is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

         Section 7. Governing Law. THIS SUPPLEMENTAL AGREEMENT NO. 2 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 8. Counterparts. The Supplemental Agreement No. 2 may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 9. Heading. The headings of this Supplemental Agreement No. 2 are for reference only and shall not limit or otherwise affect the meaning hereof.

         Section 10. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and US Airways Group, and not by the Trustee, and the Trustee assumes no responsibility for correctness thereof. The Trustee shall have no responsibility whatsoever for or in respect of the validity or sufficiency of this Supplement No. 1.

         Section 11. Separability. In case any one or more or the provisions contained in this Supplement No. 1 or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplement No. 1 or of the Securities, but this Supplement No. 1 and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Exchange Agreement Supplement No. 1 to be duly executed by their respective authorized officers as of the date first written above.


                                           AMERICA WEST HOLDINGS CORPORATION



                                           By: /s/ James E. Walsh III
                                               --------------------------------
                                               Name:  James E. Walsh III
                                               Title: Senior Vice President
                                                      and General Counsel


                                           US AIRWAYS GROUP, INC.



                                           By: /s/ James E. Walsh III
                                               --------------------------------
                                               Name:  James E. Walsh III
                                               Title: Senior Vice President
                                                      and General Counsel



                              U.S. BANK NATIONAL ASSOCIATION, as Trustee and Exchange Agent



                              By: /s/ Raymond S. Haverstock
                                  --------------------------------
                                  Name:  Raymond S. Haverstock
                                  Title: Vice President